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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this 2001 Incentive Stock Plan Registration Statement on Form S-8 of our report dated January 25, 2001, included in AmericanWest Bancorporation's Annual Report on Form 10-K for the year ended December 31, 2000.

                                        /s/ Moss Adams LLP
                                            Everett, Washington
                                            July 17, 2001